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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   December 7, 1998
                                                         ----------------

                          EXCEL SWITCHING CORPORATION
                          ---------------------------
            (Exact name of Registrant as specified in its charter)


        MASSACHUSETTS                      0-23263             04-2992806
-------------------------------            -------             ----------
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)


255 Independence Drive, Hyannis, MA                               02601
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:  (508) 862-3000
                                                    --------------

                          No change since last report
                          ---------------------------
            (Former name or address, if changed since last report)
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Item 8.  Change in Fiscal Year.
------------------------------

     On December 7, 1998, the Board of Directors of the Registrant approved a change in the Registrant's fiscal year from the last Saturday in December to December 31 of each year. The change was made to better synchronize the Registrant's fiscal periods with the majority of its customers and suppliers. The Registrant intends to file an annual report on Form 10-K for the year-end ended December 31, 1998 covering the transition period as well as the fiscal year.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     EXCEL SWITCHING CORPORATION


                                     By: /s/ Robert P. Madonna
                                         ---------------------
                                         Robert P. Madonna
                                         President and Chief Executive Officer


Dated: December 14, 1998